Exhibit 99.1

August 14, 2002

VIA EDGAR TRANSMISSION
Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Re:	First Financial Corporation (Texas) Certification of Contents of Form 10-Q for the period ending June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

            First Financial Corporation, a Texas corporation having CIK No. 0000036315, (the "Company") is filing today, via EDGAR, its quarterly report on Form 10-QSB for the period ending June 30, 2002 (the "Form 10-QSB"). The undersigned, who are the Chief Executive Officer and Chief Financial Officer of the Company, respectively, certify that the Form 10-QSB fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a)) and that information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by such report.

            This certification is being furnished solely to comply with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, Pub. L. No. 107-204, and is not being filed as a part of, or as an exhibit to, the Form 10-QSB or as a separate disclosure document.

Very truly yours,

/s/ David W. Mann

David W. Mann
Chief Executive Officer

/s/Annie Laurie Miller

Annie Laurie Miller
Chief Financial Officer